Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
9.      Discontinued Operations
Discontinued operations comprise (in thousands, except per share amounts):

	For the Years Ended December 31,
	2011	2010	2009

Adjustment to accruals of operations discontinued in prior years:
Casualty insurance costs	$-	$-	$(400)
Loss before income taxes	-	-	(400)
All other income taxes	-	-	147
Total adjustments	-	-	(253)
Total discontinued operations	$-	$-	$(253)
Earnings/(loss) per share	$-	$-	$(0.01)
Diluted earnings/(loss) per share	$-	$-	$(0.02)

In December 2009, we recorded a $400,000 pretax charge for residual casualty insurance claims related to our discontinued operations.

At December 31, 2011 and 2010, the accrual for our estimated liability for potential environmental cleanup and related costs arising from the sale of DuBois amounted to $1.7 million.  Of the 2011 balance, $826,000 is included in other current liabilities and $901,000 is included in other liabilities (long-term).   The estimated timing of payments of these liabilities follows (in thousands):

2012	$826
2013	300
Thereafter	601
$1,727

We are contingently liable for additional DuBois-related environmental cleanup and related costs up to a maximum of $14.9 million.  On the basis of a continuing evaluation of the potential liability, we believe it is not probable this additional liability will be paid.  Accordingly, no provision for this contingent liability has been recorded.  The potential liability is not insured, and the recorded liability does not assume the recovery of insurance proceeds.  Also, the environmental liability has not been discounted because it is not possible to reliably project the timing of payments.  We believe that any adjustments to our recorded liability will not materially adversely affect our financial position, results of operations or cash flows.